                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 27, 1998 and to all references to our Firm included in this Form 10-K, into Weeks Corporation's previously filed Registration Statements on Form S-8 (File Nos. 333-18305 and 333-1108) and Form S-3 (File Nos. 333-1106, 33-96534, 333-32755 and 333-42821).



                                                            ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 27, 1998